LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Lincoln Nasdaq-100 Buffer Fund Jun

(the “Fund”)

Supplement dated August 9, 2021

to the Summary and Statutory Prospectuses dated June 15, 2021 (amended and restated August 5, 2021)

This Supplement provides certain information about the Fund. You may obtain a copy of the Fund’s Summary or Statutory Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary or Statutory Prospectus.

As described in the Fund’s Prospectus, an investment in shares of the Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an Outcome Period. The Fund’s initial Outcome Period began on or about June 18, 2021 and will end on or about June 17, 2022. The Outcomes for the Fund are based upon the Invesco QQQ TrustSM, Series 1 (“Underlying ETF”). As of June 18 2021, the Fund’s Cap is set forth below:

FUND NAME	FINAL CAP
Lincoln Nasdaq-100 Buffer Fund Jun	11.50% before Fund expenses (10.65% after Fund expenses for Standard Class) (10.30% after Fund expenses for Service Class)

The following table illustrates the Outcomes the Fund seeks to provide if the Underlying ETF performs in certain ways. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes. The table is illustrative only and does not show every possible performance scenario. It is not intended to, nor could it, predict or project the actual performance of the Fund or the Underlying ETF. The actual performance of the Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the Fund’s website, http://lincolnfinancial.com/definedoutcomefunds, which provides updated fund performance information on a daily basis.

Invesco QQQ TrustSM, Series 1 Performance (before Fund expenses)	(100)%	(50)%	(20)%	(10)%	(5)%	0%	5%	10%	15%	20%	50%	100%
Fund Performance (before expenses)	(88)%	(38)%	(8)%	(0)%	0%	0%	5%	10%	11.50%*	11.50%*	11.50%*	11.50%*

*

The Cap is set on the first day of the Outcome Period and is 11.50% before taking into account Fund expenses charged to shareholders. When the Fund’s expenses are taken into account, the Cap is 10.65% for Standard Class and 10.30% for Service Class.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS